                                                                   EXHIBIT 10.33

                           SECOND AMENDMENT TO LEASE

           This Second Amendment to Lease ("Second Amendment") is made and entered into as of the 15th day of June, 1993, by and between William L. Penzner, Trustee of the William L. Penzner Trust, as Lessor, and House of Blues Los Angeles Restaurant Corp., a Delaware corporation, as Lessee, and is intended to amend that certain Standard Industrial Lease - Net between Lessor and Lessee's predecessor-in-interest, Rama Media Investments, Inc., a Tennessee corporation ("Rama") dated, for reference purposes only, April 10, 1992, as previously amended by that certain First Amendment to Lease dated as of September 19, 1992 (the "First Amendment"). Such Lease, as heretofore amended by the First Amendment, is hereinafter referred to as the "Lease." This Second Amendment is entered into with reference to the following background facts:

     A. Pursuant to the terms of the Lease, Lessor leased to Rama certain real property located in the City of West Hollywood, County of Los Angeles, California, and more fully described in the Lease as the "Premises."

     B. Pursuant to that certain Assignment of Interests under Lease Agreement dated May 12, 1993, Rama assigned its interests in and to the Lease to House of Blues Los Angeles Restaurant Corp., a Delaware corporation ("Lessee"). Lessor consented to such Assignment pursuant to that certain Consent to Assignment dated May 28, 1993.

     C. Lessor and Lessee have determined that the legal description for the Premises attached as Exhibit "A" to the Lease is incorrect. Lessor and Lessee have agreed to amend the Lease to confirm that the legal description of the Premises shall be the legal description attached hereto as Exhibit "A".

     D. Lessor and Lessee have further agreed to extend the Contingency Period and the deadline for Lessee's Cancellation Right as provided in Paragraph 3 of the First Amendment from June 30, 1993 through and including October 31, 1993.

           Accordingly, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1.    Recitals. Each and all of the foregoing recitals of background facts
           --------
are incorporated herein by this reference as though set forth herein verbatim.

     2.    Legal Description. Notwithstanding anything contained in the Lease to
           -----------------
the contrary, Lessor and Lessee agree that the legal description of the Premises shall be the description more fully set forth in Exhibit "A" attached hereto and incorporated herein by this reference. Exhibit "A" currently attached to the Lease shall be superseded and without force or effect.

     3.    Contingencies. Lessor and Lessee agree that the June 30, 1993
           -------------
deadline for the Contingency Period and Lessee's Cancellation Right shall be extended through and including October 31, 1993.

     4.    Full Force and Effect. Except as modified herein, the Lease, as
           ---------------------
previously modified by the First Amendment, remains unmodified and in full force and effect.

     5.    Counterparts. This Second Amendment may be executed in one
           ------------
or more counterparts, each of which taken together shall be deemed one and the same instrument.

           IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date and year first above written.

                                     LESSOR:

                                     /s/ William L. Penzner
                                     --------------------------------------
                                     WILLIAM L. PENZNER, Trustee of the
                                     William L. Penzner Trust



                                     LESSEE:

                                     HOUSE OF BLUES LOS ANGELES
                                     RESTAURANT CORP., a Delaware Corporation


                                     By: /s/ James Dunn
                                        ----------------------------------
                                     Its:    Executive Vice President-Operations
                                        ----------------------------------------

                               LEGAL DESCRIPTION
                               -----------------

LOTS 3, 4, 5 OF TRACT NO. 1501 IN THE CITY OF WEST HOLLYWOOD, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 23 PAGE 64 OF MAPS, IN THE OFFICE OF THE COUNTRY RECORDER OF SAID COUNTY.

ALSO ALL THAT PORTION OF LOT 6 LYING WESTERLY OF THE LINE COMMENCING AT THE SOUTHWESTERLY CORNER OF SAID LOT 6 AND EXTENDING NORTHERLY AND PARALLEL WITH THE EASTERLY LINE OF SAID LOT 6 TO THE NORTHERLY LINE THEREOF, OF SAID TRACT NO. 1501.

ALSO THE NORTHERLY 6 FEET OF LOT 2 OF SAID TRACT NO. 1501.


                                  EXHIBIT "A"